EXHIBIT 99.2

Non-GAAP Reconciliations,
Financial Highlights, and Operating Statistics

(UNAUDITED)

Final

June 30, 2018

Williams Partners L.P.
Reconciliation of Non-GAAP Measures
(UNAUDITED)
	2017					2018
(Dollars in millions, except coverage ratios)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year

Williams Partners L.P.
Reconciliation of "Net Income (Loss)" to "Modified EBITDA", Non-GAAP "Adjusted EBITDA" and "Distributable cash flow"

Net income (loss)	$660	$348	$284	$(317)	$975	$384	$449	$833
Provision (benefit) for income taxes	3	1	(1)	3	6	—	—	—
Interest expense	214	205	202	201	822	209	211	420
Equity (earnings) losses	(107)	(125)	(115)	(87)	(434)	(82)	(92)	(174)
Other investing (income) loss - net	(271)	(2)	(4)	(4)	(281)	(4)	(67)	(71)
Proportional Modified EBITDA of equity-method investments	194	215	202	184	795	169	178	347
Depreciation and amortization expenses	433	423	424	420	1,700	423	426	849
Accretion expense associated with asset retirement obligations for nonregulated operations	6	11	8	8	33	8	10	18
Modified EBITDA	1,132	1,076	1,000	408	3,616	1,107	1,115	2,222
Adjustments
Estimated minimum volume commitments	15	15	18	(48)	—	—	—	—
Severance and related costs	9	4	5	4	22	—	—	—
Settlement charge from pension early payout program	—	—	—	35	35	—	—	—
Regulatory adjustments resulting from Tax Reform	—	—	—	713	713	4	(20)	(16)
Share of regulatory charges resulting from Tax Reform for equity-method investments	—	—	—	11	11	2	—	2
ACMP Merger and transition costs	—	4	3	4	11	—	—	—
Constitution Pipeline project development costs	2	6	4	4	16	2	1	3
Share of impairment at equity-method investment	—	—	1	—	1	—	—	—
Geismar Incident adjustment	(9)	2	8	(1)	—	—	—	—
Gain on sale of Geismar Interest	—	—	(1,095)	—	(1,095)	—	—	—
Impairment of certain assets	—	—	1,142	9	1,151	—	—	—
Ad valorem obligation timing adjustment	—	—	7	—	7	—	—	—
Organizational realignment-related costs	4	6	6	2	18	—	—	—
(Gain) loss related to Canada disposition	(3)	(1)	4	4	4	—	—	—
(Gain) loss on asset retirement	—	—	(5)	5	—	—	—	—
Gains from contract settlements and terminations	(13)	(2)	—	—	(15)	—	—	—
Accrual for loss contingency	9	—	—	—	9	—	—	—
(Gain) loss on early retirement of debt	(30)	—	3	—	(27)	7	—	7
Gain on sale of RGP Splitter	—	(12)	—	—	(12)	—	—	—
Expenses associated with Financial Repositioning	—	2	—	—	2	—	—	—
Expenses associated with strategic asset monetizations	1	4	—	—	5	—	—	—
WPZ Merger costs	—	—	—	—	—	—	1	1
Total EBITDA adjustments	(15)	28	101	742	856	15	(18)	(3)
Adjusted EBITDA	1,117	1,104	1,101	1,150	4,472	1,122	1,097	2,219

Maintenance capital expenditures (1)	(53)	(100)	(136)	(154)	(443)	(100)	(152)	(252)
Interest expense - net (2)	(224)	(216)	(207)	(208)	(855)	(212)	(215)	(427)
Cash taxes	(5)	(1)	(4)	(2)	(12)	(1)	(1)	(2)
Income attributable to noncontrolling interests (3)	(27)	(32)	(27)	(27)	(113)	(25)	(24)	(49)
WPZ restricted stock unit non-cash compensation	2	1	1	1	5	—	—	—
Amortization of deferred revenue associated with certain 2016 contract restructurings (4)	(58)	(58)	(59)	(58)	(233)	—	—	—
Distributable cash flow attributable to Partnership Operations	752	698	669	702	2,821	784	705	1,489

Total cash distributed (5)	$567	$574	$574	$574	$2,289	$588	$603	$1,191

Coverage ratios:
Distributable cash flow attributable to partnership operations divided by Total cash distributed	1.33	1.22	1.17	1.22	1.23	1.33	1.17	1.25
Net income (loss) divided by Total cash distributed	1.16	0.61	0.49	(0.55)	0.43	0.65	0.74	0.70

(1) Includes proportionate share of maintenance capital expenditures of equity investments.
(2) Includes proportionate share of interest expense of equity investments.
(3) Excludes allocable share of certain EBITDA adjustments.
(4) Beginning first quarter 2018, as a result of the extended deferred revenue amortization period under the new GAAP revenue standard, we have discontinued the adjustment associated with these 2016 contract restructuring payments. The adjustments would have been $32 million and $31 million for the first and second quarters of 2018, respectively.

(5) Cash distributions for the first quarter of 2017 have been decreased by $6 million to reflect the amount paid by WMB to WPZ pursuant to the January 2017 Common Unit Purchase Agreement.

Williams Partners L.P.
Reconciliation of “Modified EBITDA” to Non-GAAP “Adjusted EBITDA”
(UNAUDITED)
	2017					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year

Modified EBITDA:
Northeast G&P	$226	$247	$115	$231	$819	$250	$255	$505
Atlantic-Gulf	450	454	430	(96)	1,238	451	475	926
West	385	356	(615)	286	412	413	389	802
NGL & Petchem Services	51	30	1,084	(4)	1,161	—	—	—
Other	20	(11)	(14)	(9)	(14)	(7)	(4)	(11)
Total Modified EBITDA	$1,132	$1,076	$1,000	$408	$3,616	$1,107	$1,115	$2,222

Adjustments:
Northeast G&P
Share of impairment at equity-method investments	$—	$—	$1	$—	$1	$—	$—	$—
Impairment of certain assets	—	—	121	—	121	—	—	—
Ad valorem obligation timing adjustment	—	—	7	—	7	—	—	—
Settlement charge from pension early payout program	—	—	—	7	7	—	—	—
Organizational realignment-related costs	1	1	2	—	4	—	—	—
Total Northeast G&P adjustments	1	1	131	7	140	—	—	—
Atlantic-Gulf
Constitution Pipeline project development costs	2	6	4	4	16	2	1	3
Settlement charge from pension early payout program	—	—	—	15	15	—	—	—
Regulatory adjustments resulting from Tax Reform	—	—	—	493	493	11	(20)	(9)
Share of regulatory charges resulting from Tax Reform for equity-method investments	—	—	—	11	11	2	—	2
Organizational realignment-related costs	1	2	2	1	6	—	—	—
(Gain) loss on asset retirement	—	—	(5)	5	—	—	—	—
Total Atlantic-Gulf adjustments	3	8	1	529	541	15	(19)	(4)
West
Estimated minimum volume commitments	15	15	18	(48)	—	—	—	—
Impairment of certain assets	—	—	1,021	9	1,030	—	—	—
Settlement charge from pension early payout program	—	—	—	13	13	—	—	—
Regulatory adjustments resulting from Tax Reform	—	—	—	220	220	(7)	—	(7)
Organizational realignment-related costs	2	3	2	1	8	—	—	—
Gains from contract settlements and terminations	(13)	(2)	—	—	(15)	—	—	—
Total West adjustments	4	16	1,041	195	1,256	(7)	—	(7)
NGL & Petchem Services
(Gain) loss related to Canada disposition	(3)	(1)	4	4	4	—	—	—
Expenses associated with strategic asset monetizations	1	4	—	—	5	—	—	—
Geismar Incident adjustments	(9)	2	8	(1)	—	—	—	—
Gain on sale of Geismar Interest	—	—	(1,095)	—	(1,095)	—	—	—
Gain on sale of RGP Splitter	—	(12)	—	—	(12)	—	—	—
Accrual for loss contingency	9	—	—	—	9	—	—	—
Total NGL & Petchem Services adjustments	(2)	(7)	(1,083)	3	(1,089)	—	—	—
Other
Severance and related costs	9	4	5	4	22	—	—	—
ACMP Merger and transition costs	—	4	3	4	11	—	—	—
Expenses associated with Financial Repositioning	—	2	—	—	2	—	—	—
(Gain) loss on early retirement of debt	(30)	—	3	—	(27)	7	—	7
WPZ Merger costs	—	—	—	—	—	—	1	1
Total Other adjustments	(21)	10	11	8	8	7	1	8

Total Adjustments	$(15)	$28	$101	$742	$856	$15	$(18)	$(3)

Adjusted EBITDA:
Northeast G&P	$227	$248	$246	$238	$959	$250	$255	$505
Atlantic-Gulf	453	462	431	433	1,779	466	456	922
West	389	372	426	481	1,668	406	389	795
NGL & Petchem Services	49	23	1	(1)	72	—	—	—
Other	(1)	(1)	(3)	(1)	(6)	—	(3)	(3)
Total Adjusted EBITDA	$1,117	$1,104	$1,101	$1,150	$4,472	$1,122	$1,097	$2,219

Williams Partners L.P.
Consolidated Statement of Income (Loss)
(UNAUDITED)
	2017					2018
(Dollars in millions, except per-unit amounts)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year

Revenues:
Service revenues	$1,256	$1,277	$1,304	$1,455	$5,292	$1,346	$1,335	$2,681
Service revenues - commodity consideration	—	—	—	—	—	101	94	195
Product sales	727	642	581	768	2,718	636	657	1,293
Total revenues	1,983	1,919	1,885	2,223	8,010	2,083	2,086	4,169
Costs and expenses:
Product costs	579	537	504	680	2,300	613	636	1,249
Processing commodity expenses	—	—	—	—	—	35	26	61
Operating and maintenance expenses	361	384	396	421	1,562	351	383	734
Depreciation and amortization expenses	433	423	424	420	1,700	423	426	849
Selling, general, and administrative expenses	156	154	140	160	610	138	136	274
Impairment of certain assets	1	2	1,142	11	1,156	—	—	—
Gain on sale of Geismar Interest	—	—	(1,095)	—	(1,095)	—	—	—
Regulatory charges resulting from Tax Reform	—	—	—	674	674	—	—	—
Other (income) expense - net	3	7	22	38	70	31	(1)	30
Total costs and expenses	1,533	1,507	1,533	2,404	6,977	1,591	1,606	3,197
Operating income (loss)	450	412	352	(181)	1,033	492	480	972
Equity earnings (losses)	107	125	115	87	434	82	92	174
Other investing income (loss) - net	271	2	4	4	281	4	67	71
Interest incurred	(221)	(214)	(210)	(210)	(855)	(218)	(224)	(442)
Interest capitalized	7	9	8	9	33	9	13	22
Other income (expense) - net	49	15	14	(23)	55	15	21	36
Income (loss) before income taxes	663	349	283	(314)	981	384	449	833
Provision (benefit) for income taxes	3	1	(1)	3	6	—	—	—
Net income (loss)	660	348	284	(317)	975	384	449	833
Less: Net income attributable to noncontrolling interests	26	28	25	25	104	24	23	47
Net income (loss) attributable to controlling interests	$634	$320	$259	$(342)	$871	$360	$426	$786

Allocation of net income (loss) for calculation of earnings per common unit:
Net income (loss) attributable to controlling interests	$634	$320	$259	$(342)	$871	$360	$426	$786
Allocation of net income (loss) to Class B units (1)	11	6	4	(6)	15	7	8	15
Allocation of net income (loss) to common units (1)	$623	$314	$255	$(336)	$856	$353	$418	$771

Diluted earnings (loss) per common unit:
Net income (loss) per common unit (1)	$0.68	$0.33	$0.27	$(0.35)	$0.90	$0.37	$0.44	$0.81
Weighted-average number of common units outstanding (thousands)	920,250	955,986	956,365	956,558	947,485	957,336	957,965	957,652

Cash distributions per common unit	$0.600	$0.600	$0.600	$0.600	$2.400	$0.614	$0.629	$1.243

(1) The sum for the quarters may not equal the total for the year due to timing of unit issuances.

Williams Partners L.P.
Northeast G&P
(UNAUDITED)
	2017 (1)					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year

Revenues: (1)
Service revenues:
Nonregulated gathering and processing fee-based revenue	$182	$183	$182	$191	$738	$189	$196	$385
Other fee revenues	35	34	31	33	133	39	36	75
Nonregulated commodity consideration	—	—	—	—	—	4	4	8
Product sales:
NGL sales from gas processing	4	4	2	4	14	4	5	9
Marketing sales	64	48	60	106	278	89	65	154
Tracked product sales	—	—	—	—	—	5	5	10
Total revenues	285	269	275	334	1,163	330	311	641

Segment costs and expenses: (1)
NGL cost of goods sold	4	1	2	1	8	4	5	9
Marketing cost of goods sold	65	48	59	106	278	90	65	155
Processing commodity expenses	—	—	—	—	—	2	2	4
Operating and administrative costs	86	88	99	109	382	85	92	177
Other segment costs and expenses	—	1	(1)	4	4	2	—	2
Impairment of certain assets	1	1	121	1	124	—	—	—
Tracked cost of goods sold	—	—	—	—	—	5	7	12
Total segment costs and expenses	156	139	280	221	796	188	171	359

Proportional Modified EBITDA of equity-method investments	97	117	120	118	452	108	115	223
Modified EBITDA	226	247	115	231	819	250	255	505
Adjustments	1	1	131	7	140	—	—	—
Adjusted EBITDA	$227	$248	$246	$238	$959	$250	$255	$505
NGL margin	$—	$3	$—	$3	$6	$2	$2	$4

Statistics for Operated Assets
Gathering and Processing
Gathering volumes (Bcf per day) - Consolidated (2)	3.32	3.28	3.28	3.37	3.31	3.38	3.44	3.41
Gathering volumes (Bcf per day) - Non-consolidated (3)	3.55	3.58	3.48	3.61	3.55	3.82	3.59	3.71
Plant inlet natural gas volumes (Bcf per day) (2)	0.39	0.40	0.45	0.50	0.43	0.49	0.55	0.52

Ethane equity sales (Mbbls/d)	2	2	2	1	2	1	3	2
Non-ethane equity sales (Mbbls/d)	1	1	1	1	1	1	1	1
NGL equity sales (Mbbls/d)	3	3	3	2	3	2	4	3

Ethane production (Mbbls/d)	17	22	17	22	20	23	27	25
Non-ethane production (Mbbls/d)	15	17	19	22	18	21	21	21
NGL production (Mbbls/d)	32	39	36	44	38	44	48	46

(1) Revenues and costs are now reflected net of eliminations.
(2) Includes gathering volumes associated with Susquehanna Supply Hub, Ohio Valley Midstream, and Utica Supply Hub, all of which are consolidated.
(3) Includes 100% of the volumes associated with operated equity-method investments, including the Laurel Mountain Midstream partnership; and the Bradford Supply Hub and a portion of the Marcellus South Supply Hub within the Appalachia Midstream Services partnership. Volumes handled by Blue Racer Midstream (gathering and processing) and UEOM (processing only), which we do not operate, are not included.

Williams Partners L.P.
Atlantic-Gulf
(UNAUDITED)
	2017					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year

Revenues: (1)
Service revenues:
Nonregulated gathering & processing fee-based revenue	$127	$136	$133	$132	$528	$138	$128	$266
Regulated transportation revenue	354	358	380	408	1,500	413	406	819
Other fee revenues	34	34	30	32	130	32	34	66
Tracked service revenue	21	19	20	19	79	26	22	48
Nonregulated commodity consideration	—	—	—	—	—	15	12	27
Product sales:
NGL sales from gas processing	27	16	13	14	70	15	10	25
Marketing sales	90	75	66	81	312	45	57	102
Other sales	4	3	3	2	12	2	2	4
Tracked product sales	13	31	25	23	92	31	36	67
Total revenues	670	672	670	711	2,723	717	707	1,424
Segment costs and expenses: (1)
NGL cost of goods sold	13	7	5	3	28	15	12	27
Marketing cost of goods sold	89	73	65	81	308	44	57	101
Other cost of goods sold	1	—	—	—	1	—	—	—
Tracked cost of goods sold	15	33	27	24	99	33	38	71
Processing commodity expenses	—	—	—	—	—	5	2	7
Operating and administrative costs	154	166	190	221	731	175	179	354
Other segment costs and expenses	(1)	—	(3)	14	10	—	(14)	(14)
Regulatory charges resulting from Tax Reform	—	—	—	493	493	11	(20)	(9)
Tracked operating and administrative costs	21	19	20	19	79	26	22	48
Total segment costs and expenses	292	298	304	855	1,749	309	276	585
Proportional Modified EBITDA of equity-method investments	72	80	64	48	264	43	44	87
Modified EBITDA	450	454	430	(96)	1,238	451	475	926
Adjustments	3	8	1	529	541	15	(19)	(4)
Adjusted EBITDA	$453	$462	$431	$433	$1,779	$466	$456	$922
NGL Margins	$14	$9	$7	$11	$41	$10	$8	$18

Statistics for Operated Assets
Gathering, Processing and Crude Oil Transportation
Gathering volumes (Bcf per day) - Consolidated (2)	0.32	0.29	0.31	0.30	0.31	0.30	0.25	0.27
Gathering volumes (Bcf per day) - Non-consolidated (3)	0.55	0.54	0.39	0.28	0.44	0.24	0.25	0.25
Plant inlet natural gas volumes (Bcf per day) - Consolidated (2)	0.56	0.57	0.52	0.54	0.55	0.54	0.43	0.49
Plant inlet natural gas volumes (Bcf per day) - Non-consolidated (3)	0.54	0.53	0.39	0.27	0.43	0.24	0.25	0.25
Crude transportation volumes (Mbbls/d)	131	135	137	136	134	142	132	137
Consolidated (2)
Ethane margin ($/gallon)	$.02	$.03	$.04	$.09	$.04	$.03	$.16	$.08
Non-ethane margin ($/gallon)	$.42	$.36	$.53	$.72	$.47	$.66	$.74	$.69
NGL margin ($/gallon)	$.26	$.23	$.26	$.46	$.28	$.40	$.48	$.43
Ethane equity sales (Mbbls/d)	6	4	4	2	4	3	2	2
Non-ethane equity sales (Mbbls/d)	9	6	3	3	5	4	2	3
NGL equity sales (Mbbls/d)	15	10	7	5	9	7	4	5
Ethane production (Mbbls/d)	14	14	13	14	14	12	12	12
Non-ethane production (Mbbls/d)	20	19	18	19	19	19	17	18
NGL production (Mbbls/d)	34	33	31	33	33	31	29	30
Non-consolidated (3)
NGL equity sales (Mbbls/d)	5	4	5	4	5	2	5	4
NGL production (Mbbls/d)	21	22	22	19	21	18	20	19
Transcontinental Gas Pipe Line
Throughput (Tbtu)	939.1	887.6	938.5	1,017.5	3,782.7	1,099.9	965.5	2,065.4
Avg. daily transportation volumes (Tbtu)	10.4	9.8	10.2	11.1	10.4	12.2	10.6	11.4
Avg. daily firm reserved capacity (Tbtu)	12.8	13.2	14.1	14.9	13.8	15.4	15.0	15.2

(1) Revenues and costs are now reflected net of eliminations.
(2) Excludes volumes associated with equity-method investments that are not consolidated in our results.
(3) Includes 100% of the volumes associated with operated equity-method investments.

Williams Partners L.P.
West
(UNAUDITED)
	2017					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year

Revenues: (1)
Service revenues:
Nonregulated gathering & processing fee-based revenue	$363	$382	$398	$502	$1,645	$386	$398	$784
Regulated transportation revenue	117	112	113	118	460	109	104	213
Other fee revenues	38	33	33	37	141	36	32	68
Nonregulated commodity consideration	—	—	—	—	—	82	78	160
Tracked service revenues	—	—	—	—	—	—	1	1
Product sales:
NGL sales from gas processing	64	61	68	82	275	85	76	161
Olefin sales	1	—	—	—	1	—	—	—
Marketing sales	387	368	408	534	1,697	419	465	884
Other sales	4	5	9	20	38	10	9	19
Tracked product sales	—	1	—	1	2	16	10	26
Total revenues	974	962	1,029	1,294	4,259	1,143	1,173	2,316
Segment costs and expenses: (1)
NGL cost of goods sold	27	31	31	32	121	85	81	166
Marketing cost of goods sold	386	375	397	527	1,685	418	458	876
Other cost of goods sold	3	3	9	18	33	7	8	15
Tracked cost of goods sold	—	—	—	—	—	16	10	26
Processing commodity expenses	—	—	—	—	—	30	20	50
Operating and administrative costs	210	216	204	217	847	194	216	410
Tracked operating and administrative costs	—	—	1	1	2	—	1	1
Other segment costs and expenses	(12)	(2)	(1)	1	(14)	5	9	14
Impairment of certain assets	—	1	1,021	10	1,032	—	—	—
Regulatory charges resulting from Tax Reform	—	—	—	220	220	(7)	—	(7)
Total segment costs and expenses	614	624	1,662	1,026	3,926	748	803	1,551
Proportional Modified EBITDA of equity-method investments	25	18	18	18	79	18	19	37
Modified EBITDA	385	356	(615)	286	412	413	389	802
Adjustments	4	16	1,041	195	1,256	(7)	—	(7)
Adjusted EBITDA	$389	$372	$426	$481	$1,668	$406	$389	$795
NGL margin	$37	$30	$37	$50	$154	$52	$53	$105

Statistics for Operated Assets
Gathering and Processing
Gathering volumes (Bcf per day)	4.23	4.40	4.62	4.86	4.53	4.58	4.60	4.59
Plant inlet natural gas volumes (Bcf per day)	1.99	2.01	2.11	2.17	2.07	2.16	2.12	2.14

Ethane equity sales (Mbbls/d)	3	11	11	12	9	19	10	15
Non-ethane equity sales (Mbbls/d)	20	20	20	21	20	20	19	19
NGL equity sales (Mbbls/d)	23	31	31	33	29	39	29	34
Ethane margin ($/gallon)	$.04	$.00	$.02	$.02	$.02	$.01	$.07	$.03
Non-ethane margin ($/gallon)	$.49	$.40	$.45	$.61	$.49	$.69	$.71	$.70
NGL margin ($/gallon)	$.43	$.26	$.30	$.39	$.34	$.35	$.48	$.41
Ethane production (Mbbls/d)	8	18	19	26	18	31	26	28
Non-ethane production (Mbbls/d)	55	57	62	63	59	62	61	61
NGL production (Mbbls/d)	63	75	81	89	77	93	87	89
Northwest Pipeline LLC
Throughput (Tbtu)	219.0	165.4	156.4	209.1	749.9	226.1	188.1	414.2
Avg. daily transportation volumes (Tbtu)	2.4	1.8	1.7	2.3	2.1	2.5	2.1	2.3
Avg. daily firm reserved capacity (Tbtu)	3.0	3.0	3.0	3.0	3.0	3.0	3.0	3.0
Overland Pass Pipeline Company LLC (equity investment) - 100%
NGL Transportation volumes (Mbbls)	18,338	20,558	21,015	21,424	81,335	21,263	21,334	42,597
(1) Revenues and costs are now reflected net of eliminations.

Williams Partners L.P.
Capital Expenditures and Investments
(UNAUDITED)
	2017					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year

Capital expenditures:
Northeast G&P	$58	$81	$173	$101	$413	$114	$104	$218
Atlantic-Gulf	388	398	371	508	1,665	764	746	1,510
West	57	58	94	76	285	69	74	143
NGL & Petchem Services	6	1	(1)	—	6	—	—	—
Other	—	2	1	2	5	1	1	2
Total (1)	$509	$540	$638	$687	$2,374	$948	$925	$1,873

Purchases of investments:
Northeast G&P	$20	$26	$24	$29	$99	$20	$70	$90
Atlantic-Gulf	—	1	—	—	1	1	—	1
West	32	—	—	—	32	—	—	—
Total	$52	$27	$24	$29	$132	$21	$70	$91

Summary:
Northeast G&P	$78	$107	$197	$130	$512	$134	$174	$308
Atlantic-Gulf	388	399	371	508	1,666	765	746	1,511
West	89	58	94	76	317	69	74	143
NGL & Petchem Services	6	1	(1)	—	6	—	—	—
Other	—	2	1	2	5	1	1	2
Total	$561	$567	$662	$716	$2,506	$969	$995	$1,964

Capital expenditures incurred and purchases of investments:
Increases to property, plant, and equipment	$569	$586	$660	$824	$2,639	$925	$922	$1,847
Purchases of investments	52	27	24	29	132	21	70	91
Total	$621	$613	$684	$853	$2,771	$946	$992	$1,938

(1) Increases to property, plant, and equipment	$569	$586	$660	$824	$2,639	$925	$922	$1,847
Changes in related accounts payable and accrued liabilities	(60)	(46)	(22)	(137)	(265)	23	3	26
Capital expenditures	$509	$540	$638	$687	$2,374	$948	$925	$1,873

Selected Financial Information
(UNAUDITED)
	2017				2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr

Cash and cash equivalents	$625	$1,908	$1,165	$881	$1,268	$255

Capital structure:
Debt:
Current	$—	$1,951	$502	$501	$501	$2
Noncurrent	$17,065	$16,614	$16,000	$15,996	$17,011	$17,018